UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2018

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-14303	38-3161171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (313) 758-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

This Current Report of American Axle & Manufacturing Holdings, Inc. (“AAM”) files AAM’s unaudited pro forma condensed combined statement of income for the year ended December 31, 2017, and the notes related thereto, which reflect AAM’s acquisition of Metaldyne Performance Group Inc. (“MPG”), which closed on April 6, 2017.

Item 9.01	Financial Statements and Exhibits.

(b)          Pro Forma Financial Information

AAM’s unaudited pro forma condensed combined statement of income for the year ended December 31, 2017, and the notes related thereto, which reflect AAM’s acquisition of MPG, are filed as Exhibit 99.1 hereto.

(d)	Exhibit

99.1	AAM’s unaudited pro forma condensed combined statement of income for the year ended December 31, 2017, and the notes related thereto, which reflect AAM’s acquisition of MPG.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date: March 12, 2018	By:	/s/ Christopher J. May
Christopher J. May
Vice President & Chief Financial Officer

Exhibit Number	Exhibit

99.1	AAM’s unaudited pro forma condensed combined statement of income for the year ended December 31, 2017, and the notes related thereto, which reflect AAM’s acquisition of MPG.